SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     January 22, 2004

CLICK COMMERCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	36-4088644
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

200 East Randolph Drive, 52nd Floor Chicago, Illinois 60601	60601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(312) 482-9006

N/A

(Former name or former address, if changed since last report)

ITEM 7.	Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description

99.1	Press Release dated January 22, 2004.

ITEM 9.	Regulation FD Disclosure.

The following information is furnished pursuant to Item 9, “Regulation FD Disclosure” and Item 12, “Disclosure of Results of Operations and Financial Condition.”

On January 22, 2004, Click Commerce, Inc. issued a press release setting forth Click Commerce’s fourth quarter 2003 earnings.  A copy of the press release is filed herewith as Exhibit 99.1 and hereby incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLICK COMMERCE, INC.
(Registrant)

By:	/s/ Michael W. Nelson
Michael W. Nelson
Chief Financial Officer

Dated:  January 22, 2004